Exhibit 10.2


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                         PROPERTY ACQUISITION AGREEMENT


                                  by and among


                                Innovo Group Inc.


                              TS Acquisition, Inc.


                                       and


                        Philip Schwartz and Lee Schwartz




                                 April 12, 1996






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
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                                                 Table of Contents
                                                        to
                                          Property Acquisition Agreement



                                                                                                               Page

Introduction......................................................................................................1

Recitals..........................................................................................................1

Section 1 - Basic Transaction
         1.A      The Exchange....................................................................................1
         1.B      Allocation of Innovo Purchase Shares Among Individual Sellers...................................3
         1.C      Closing.........................................................................................3
         1.D      Deliveries at Closing...........................................................................3

Section 2 - Representations and Warranties of the Sellers
         2.A      Representations and Warranties with Respect to the Property
          2.A.i            Title..................................................................................3
          2.A.ii           Condition..............................................................................3
          2.A.iii          Notices of Violations, Defaults, Etc...................................................3
          2.A.iv           Environmental..........................................................................4
          2.A.v            Bills; Taxes; Mortgage Payments........................................................4
          2.A.vi           No Broker..............................................................................4
          2.A.vii          Other..................................................................................5

         2.B      Representations Concerning the Acquisition of the
                  Innovo Purchase Shares
          2.B.i            Sophisticated Investor.................................................................5
          2.B.ii           Innovo Purchase Shares and Purchase Notes
                           Acquired for Investment................................................................6
          2.B.iii          No Review..............................................................................6
          2.B.iv           Innovo Information.....................................................................6
          2.B.v                     No Representations............................................................7
          2.B.vi           No Registration; Reliance on Representations...........................................7
          2.B.vii          Voting Agreement.......................................................................8

         2.C      Other
          2.C.i            Authority..............................................................................8
          2.C.ii           Consents...............................................................................8



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                                                                                                               Page

Section 3 - Representations of the Company
         3.A      Corporate Organization..........................................................................8
         3.B      Authority.......................................................................................9
         3.C      Consents; Approvals.............................................................................9
         3.D      Innovo Information..............................................................................9
         3.E      Capital Stock...................................................................................9
         3.F      Registration of Innovo Purchase Shares..........................................................9
         3.G      Limited Increase in Guaranteed Amounts.........................................................10

Section 4 - Indemnification......................................................................................11

Section 5 - Arbitration..........................................................................................11

Section 6 - Conditions to the Obligation of Innovo Group.........................................................12

Section 7 - Termination..........................................................................................12

Section 8 - Miscellaneous
         8.A      Modification; Complete Agreement...............................................................12
         8.B      Waiver.........................................................................................12
         8.C      Governing Law..................................................................................13
         8.D      Fees and Expenses..............................................................................13
         8.E      Transfers and Assignments......................................................................13
         8.F      Gender.........................................................................................13
         8.G      Headings.......................................................................................13
         8.H      Severability...................................................................................13
         8.I      Notices........................................................................................13
         8.J      Consultation with Counsel......................................................................14

Signatures....................................................................................................14-15



                                                                                               Property Acquisition
Schedules                                                                                       Agreement Section
- ---------                                                                                       -----------------

Schedule A - Description of Property                                                             Recitals
Schedule B - Description of Liens, Security Interests
                  and Encumbrances                                                               Recitals


Appendices
- ----------

Appendix A - Innovo Group Inc. Statement of Risk Factors                                         2.B.iv

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                         PROPERTY ACQUISITION AGREEMENT


         This property acquisition agreement (the "Agreement") is entered into as of April 12, 1996 among Innovo Group Inc. (the "Company" or "Innovo"), TS Acquisition, Inc., a wholly owned subsidiary of Innovo ("Thimble Square"), and Philip Schwartz and Lee Schwartz (collectively the "Sellers"), who at times do business with respect to the Property (as hereinafter defined) as PEL's Realty.

                                    Recitals
                                    --------

         Whereas, the Sellers are the owner of that certain real property located at 101 South Industrial Boulevard, Pembroke Industrial Park, Pembroke Georgia, more specifically described in Schedule A hereto (the "Property"); and

         Whereas, the Company intends to acquire Thimble Square, Inc., a Georgia corporation ("Thimble Square I"), pursuant to the merger (the "Merger") with and into Thimble Square I of Thimble Square pursuant to that certain Merger Agreement of even date herewith (the "Merger Agreement") by and among Innovo, Thimble Square I and the Sellers; and

         Whereas, the Property is subject to liens and security interests granted to the Pembroke State Bank under the loan agreement dated May 26, 1993 (the original lien being dated April 20, 1988) (the "PSB Lien") and to the Business Development Corporation of Georgia, Inc. under a deed to secure guarantee of debt dated November 12, 1993 (the "SBA Lien"), each of which are more specifically described in Schedule B hereto; and

         Whereas, Thimble Square desires to acquire the Property immediately following the Merger, and is willing to acquire the Property subject to the PSB Lien and the SBA Lien, and the Sellers are willing to sell the Property to Thimble Square in exchange for assumption of the PSB Lien, the SBA Lien, shares of the common stock, par value $.01 per share of the Company ("Innovo Common Stock"), and promissory notes as specified herein;

         Therefore, the Company, Thimble Square and the Sellers hereby agree as follows:

                                    Agreement
                                    ---------

1.       Basic Transaction
         -----------------

         A. The Exchange. At the Closing (as hereinafter defined), Thimble Square shall acquire the Property in exchange for:

                  i. Assumption by Thimble Square of the PSB Lien and the SBA Lien;


Property Acquisition Agreement                                           Page 1
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                  ii. The  issuance  to the  Sellers of such number of shares of
                  Innovo Common Stock (the "Innovo Purchase Shares") as equals the result of dividing $300,000, less the principal balances unpaid and outstanding, as of the Closing, under the mortgage loans on the Pembroke Property secured by the PSB Lien and the SBA Lien, by $.51; and

                  iii. A promissory note in the principal amount of $100,000 payable to Lee Schwartz and a promissory note in the principal amount of $100,000 payable to Philip and Eleanor Schwartz (the "Purchase Notes"), such Purchase Notes to be unsecured obligations of Thimble Square due, without interest, on August 31, 1996. Thimble Square shall be required to prepay pro rata part or all of the principal balance upon and from (a) the proceeds to Thimble Square, after the deduction of any costs incurred in disposal, from the sale of the items of equipment (the "Identified Equipment") or inventory (the "Identified Inventory") to be identified and agreed upon by the parties to this Agreement and (b) up to $100,000, from the net proceeds to Thimble Square of a "Refinancing."

                                    (1)  For  the   purposes  of  this   Section
                                    1(b)(i)(B), "Refinancing" shall be defined as the receipt of a new loan by Thimble
                                    Square  in  the  total  amount  of at  least
                                    $480,000 and having the following terms:

                                             (A) The Refinancing shall include a
                                             revolving credit component,  having
                                             a maturity of at least one year, of
                                             at least  $240,000.  The  remaining
                                             $240,000 of the  Refinancing may be
                                             in  the  form  of   either   (i)  a
                                             revolving credit component,  having
                                             a maturity of at least one year, or
                                             a  term   amortizing   loan  having
                                             monthly principal  reductions of no
                                             more that  $4,000  and a term of at
                                             least 3 years.

                                             (B)   The    Refinancing   may   be
                                             collateralized by any or all of (i)
                                             all   equipment  and  inventory  of
                                             Thimble  Square,   except  for  the
                                             Identified      Inventory,      the
                                             Identified Equipment, and equipment
                                             already  pledged to secure existing
                                             indebtedness,  and  (ii)  a  second
                                             lien on the Pembroke Property.

                                             (C) The proceeds of the Refinancing
                                             would be utilized  (i) to repay all
                                             amounts remaining outstanding under
                                             the note  payable  to the  Business
                                             Development Corporation of Georgia,
                                             Inc.,  (ii) to pay  $100,000 of the
                                             note issued  pursuant to  paragraph
                                             1(b)(i)(B),  (iii)  to  repay up to
                                             $80,000 of other  outstanding notes
                                             payable of Thimble

Property Acquisition Agreement                                           Page 2
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                                             Square, and (iv) as to any proceeds
                                             remaining,   for  general   working
                                             capital.

         B. Allocation of Innovo Purchase Shares Among Individual Sellers. Fifty percent (50%) of the Innovo Purchase Shares shall be issued to Philip and Eleanor Schwartz and fifty percent (50%) of the Innovo Purchase Shares shall be issued to Lee Schwartz.

         C. Closing. The closing of the transaction contemplated hereby shall take place at the offices of the Company, at 10:00 am on Monday, April 8, 1996, unless changed by written agreement of the Company and the Sellers.

         D. Deliveries at Closing. At the Closing, Thimble Square will deliver to the Sellers certificates representing the Innovo Purchase Shares, and the Sellers will deliver to Thimble Square a Warranty Deed to the Property.

2. Representations and Warranties of Sellers. In order to induce the Company and Thimble Square to enter into this Agreement, Sellers hereby represent and warrant to, and covenant with, the Company and Thimble Square as follows:

         A.       Representations and Warranties with Respect to the Property.

                  i. Title. Sellers have good and clear title to the Property, and except as set forth in Schedule B hereto there are no liens, encumbrances, security interests or claims with respect to the Property. Upon delivery of the Warranty Deed to Thimble Square, title will pass to Thimble Square free of any and all liens, encumbrances, claims and security interests, except for those set forth in Schedule B hereto.

                  ii. Condition. The Property is in good condition and is free of any and all material defects.

                  iii.     Notices of Violations, Defaults, Etc.

                           (a) The Sellers have received no written notice from any city, county, state or other governmental authority of, and Sellers have no knowledge of, any violation of any statute, ordinance, regulation, zoning, building, subdivision, electrical, plumbing, fire, life safety or other code, permit, certificate of occupancy or administrative or judicial order or holding, whether or not appearing in the public records, with respect to the Property, which violation has not been corrected, or which violation was waived but would be required to be corrected upon the sale of the Property.

                           (b) The Sellers have received no notice from any city, county, state or other governmental authority of any order or directive requiring any work,

Property Acquisition Agreement                                           Page 3
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                           repair,  maintenance  or  improvement be performed on
                           the Property, relating to defects in the improvements or noncompliance with applicable zoning, building, subdivision, electrical, plumbing, fire and life safety or other code, restriction or permit that has not been corrected, or relating to any threat of impending condemnation.

                           (c) Sellers are not aware of any notice or proceeding involving the condemnation or special assessment affecting the Property.

                           (d) Sellers have received no notice from any insurance company which has issued a policy with respect to the Property or from any board of fire underwriters claiming any defects or deficiencies in the Property or suggesting, requesting or requiring of any repairs to, alterations to or other work on the Property.

                           (e) To the best of the Sellers' knowledge there exist no defaults on the part of any party under any covenant, condition, restriction, easement, right of way, deed of trust, mortgage, lien or other matter affecting the Property.

                  iv. Environmental. The Sellers have received no notice that, and are not aware that

                           (a) the Property is or has been in violation of any federal, state, county or city laws, ordinances or regulations applicable to the Property with respect to the presence at, on or under the Property, or the release from the Property, of any hazardous or toxic substances or industrial waste, including without limitation laws relating to asbestos, lead in water, radon gas, polychlorinated biphenyls, petroleum or petrochemical products, underground storage tanks and fluorocarbons.

                           (b) the Sellers, or any past or current tenants of any or all of the Property, have not, from or onto the Property, owned, used, generated, manufactured, stored, handled, released, or disposed of any such hazardous or toxic substances.

                  v.       Bills; Taxes; Mortgage Payments.

                           (a) All property, ad valorem, real estate and other such taxes with respect to the Property for calendar 1995 have been paid.

                           (b) All bills and claims for labor performed or material supplied to or for the benefit or the Property have been paid in full.


Property Acquisition Agreement                                           Page 4
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                           (c) As of the Closing, the Sellers will have paid all
                           installments   due   and   payable,   including   the
                           installment due and payable on March 1, 1996, under the May 26, 1995 loan agreement between the Sellers and the Pembroke State Bank.

                  vi. No Broker. The Sellers have not employed any broker or agent in connection with this transaction.

                  vii.     Other.  To the best of the Sellers' knowledge;

                           (a) there is no action at law or in equity, arbitration proceeding, governmental proceeding or investigation, or motion or request to any court, pending or threatened, against or with respect to Sellers with respect to the Property, this Agreement or the transaction contemplated hereby.

                           (b) there are no facts, developments or circumstances, existing or threatened, of a special or unusual nature that are materially adverse to the Property.

                           (c) there are with respect to the Property no material liabilities or contractual obligations of any nature, whether accrued, absolute, contingent or otherwise, existing, or which may hereafter arise out of any transaction entered into prior to the date of the of this Agreement or out of any act or failure to act on the part of Sellers or any of its employees or agents prior to the date hereof.

                           (d) each of the Sellers has or will have properly reported on their personal U.S. federal income tax returns, Form 1040, the rents received, interest paid and depreciation recorded with respect to the Property through and including the Closing.

         B.       Representations  Concerning  the  Acquisition  of  the  Innovo
                  --------------------------------------------------------------
                  Purchase Shares.
                  ----------------

                  i. Sophisticated Investor. Each of the Sellers has, either alone or together with a Purchaser Representative (as that term is defined in Regulation D under the Securities Act), such knowledge and experience in financial and business matters that the Seller is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and investment in the Innovo Purchase Shares and Purchase Notes. Each of the Sellers is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which Innovo engages, and has determined, either personally or in consultation with his or her Purchaser Representative, that the acceptance of the Innovo Purchase Shares and Purchase Notes is consistent with his or her investment objectives and income prospects.

Property Acquisition Agreement                                          Page 5
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                  ii. Innovo  Purchase  Shares and Purchase  Notes  Acquired for
                  Investment. Each of the Sellers (a) is acquiring the Innovo Purchase Shares and Purchase Notes solely for his or her own account, for investment purposes only and not with a view toward the resale or distribution thereof, either in whole or in part, (b) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Innovo Purchase Shares or
                  Purchase Notes, and (c) agrees not to sell or otherwise transfer the Innovo Purchase Shares or Purchase Notes unless
                  (I)  the  Innovo   Purchase   Shares  or  Purchase  Notes  are
                  subsequently registered, or (II) the resale or transfer thereof is exempt from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws.

                  iii. No Review. Each Seller understands that the issuance of the Innovo Purchase Shares and Purchase Notes pursuant hereto has not been reviewed by any federal or state governmental body or agency.

                  iv.      Innovo Information.
                           ------------------

                           (a) Each of the Sellers has received and carefully reviewed the Innovo's Annual Report on Form 10-K for the year ended October 31, 1995 (the "Form 10-K"), Current Report on Form 8-K for the event dated January 29, 1996 (the "Form 8-K"), and the Innovo Group Inc. Statement of Risk Factors (a copy of which is appended hereto as Appendix A) (collectively, the "Innovo Information"), and except for the Innovo Information, the Sellers have not relied upon any other materials, information or literature relating to Innovo, the Innovo Purchase Shares or Purchase Notes.

                           (b) Each of the Sellers has had a reasonable opportunity to ask questions of and receive answers from Innovo concerning Innovo, the Innovo Purchase Shares, the Purchase Notes and the terms and conditions under which the Innovo Purchase Shares will be issued, all such questions, if any, have been answered to the full satisfaction of the Sellers, and none of such answers to any such questions was inconsistent with information contained in the Innovo Information.

                           (c) Each of the Sellers understands that the Innovo Common Stock has recently traded at prices less than $.51 per share, and that there can be no assurance that the market price of the Innovo Common Stock will again equal or exceed $.51 per share.

                  v. No Representations. Except as set forth herein and in the Innovo Information, no representations or warranties have been made to the Sellers by the Innovo or any agent, employee or affiliate of Innovo, and the Sellers are not

Property Acquisition Agreement                                           Page 6
                  relying upon any information about Innovo, other than that contained in the Innovo Information and the results of independent investigation by the Sellers in connection with making a decision concerning the acceptance of the Innovo Purchase Shares and Purchase Notes.

                  vi. No Registration; Reliance on Representations. Each of the Sellers understands that the Innovo Purchase Shares and Purchase Notes are being issued pursuant to this Agreement in reliance on specific exemptions from the registration requirements of federal and state securities laws and that Innovo is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to determine the availability of such exemptions. The issuance of the Innovo Purchase Shares and Purchase Notes will not have been the subject of a registration statement filed under the Securities Act , and as a result will be "restricted securities" as that term is defined under the Securities Act. Accordingly, the Innovo Purchase Shares and Purchase Notes may not be resold, in whole or in part, unless they are the subject of registration under the Securities Act and any applicable state securities laws, or there is available an exemption from such registration. A legend, as follows, will be placed on any certificate or certificates representing Innovo Purchase Shares and Purchase Notes:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER ANY STATE SECURITIES LAWS, IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS THEREOF, AND IN PARTICULAR ON THE EXEMPTION PROVIDED BY O.C.G.A.
SECTION 10-5-9(13). THE SECURITIES HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD THE RESALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF REGISTRATION WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT, THE RULES AND REGULATIONS THEREUNDER, OR ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, NO
TRANSFER OF THESE SECURITIES SHALL BE MADE UNLESS THE CONDITIONS SPECIFIED HEREIN ARE SATISFIED."

                  vii.     Voting Agreement.
                           -----------------

                           (a) Concurrent with the Closing, the Sellers shall execute among and between themselves, in a form reasonably acceptable to Innovo, a voting agreement which shall provide that for so long as Eleanor Schwartz remains a member of the board of directors of Innovo, any of the Innovo

Property Acquisition Agreement                                           Page 7

                           Merger Shares and Innovo Purchase Shares owned by any of them shall be voted by Eleanor Schwartz.

                           (b) The Sellers hereby agree that, except for sales on the NASDAQ SmallCap market in "broker transactions" as that term is defined under Rule 144 under the Securities Act, they will not sell, assign or otherwise transfer any of the Innovo Purchase Shares unless and until the transferring Seller first obtains from any person, entity, group of affiliated persons or group of affiliated entities that, in the aggregate, proposes to purchase or otherwise receive ten percent (10%) or more of that Seller's Innovo Purchase Shares, an agreement whereby such person, persons, entity or entities agree to be bound by the provisions of the agreement executed pursuant to
                           Section 2.B.vii.a above.

         C.       Other.
                  -----

                  i. Authority. The Sellers have full power and authority to enter into this Agreement and has taken all action, corporate and otherwise, necessary to authorize the execution, delivery and performance of this Agreement, the completion of the transactions contemplated hereby and the execution and delivery on behalf of the Company of any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement.

                  ii. Consents. The Sellers have obtained all consents or approvals of any court, governmental agency or other public authority, or of any other person, corporation or entity required as a condition to (a) the validity or enforceability of this Agreement or any other instruments to be executed by the Sellers to effectuate this Agreement, or (b) the completion or validity of any of the transactions contemplated by this Agreement. The Agreement constitutes the valid and legally binding agreement of the Sellers enforceable against the Sellers in accordance with its terms.

3.       Representations of the Company

         A. Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not violate, or result in a breach of any provisions of, the Company's Charter or By-Laws.

         B. Authority. The Company has full power and authority to enter into this Agreement and has taken all action, corporate and otherwise, necessary to authorize the execution, delivery and performance of this Agreement, the completion of the transactions contemplated hereby and

Property Acquisition Agreement                                          Page 8
the execution and delivery on behalf of the Company of any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement.

         C. Consents; Approvals. No consent or approval of any court, governmental agency or other public authority, or of any other person, corporation or entity is required as a condition to (i) the validity or enforceability of this Agreement or any other instruments to be executed by the Company to effectuate this Agreement, or (ii) the completion or validity of any of the transactions contemplated by this Agreement. This Agreement has been properly executed and delivered by the a duly authorized officer of the Company, and constitutes the valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms.

         D. Innovo Information. The Company has furnished, or made available to the Sellers, the Innovo Information. The Innovo Information fairly sets forth, in all material respects, the information contained therein, and does not omit or fail to disclose any material fact the disclosure of which would be necessary to make the information contained in the Innovo Information not misleading in light of the circumstances in which it is disclosed therein and the omission of which is likely to have a material adverse effect on the Sellers.

         E. Capital Stock. The authorized capital stock of the Company is 30,000,000 shares, par value $.01 per share, of which approximately 9,363,180 shares are issued and outstanding as of the date hereof, exclusive of (A) 152,728 shares held by the Class 3 Trust established under the plan of reorganization of Spirco, Inc., (B) 97,531 shares issuable pursuant to a stock subscription agreement, (C) 200,000 shares pledged to secure the Company's appeal of the Tedesco judgment, and (D) approximately 2,561,290 shares issuable upon the exercise of currently outstanding common stock purchase warrants or purchase rights. The Innovo Purchase Shares to be issued to the Sellers pursuant to Section 1.a hereof, at the time issued, shall have been duly authorized and validly issued, and will be fully paid and nonassessable.

         F. Registration of Innovo Purchase Shares. The Company hereby grants to each of the Sellers the right to have included in any registration statement filed by the Company under the Securities Act (except for registration statements on Form S-4 or on Form S-8, or on such forms as may at the time be in use to register transactions of the type currently registered on Form S-4 or Form S-8), the offer and sale of the Innovo Purchase Shares by them. Additionally, the Company hereby undertakes to file, on a one time basis, a registration statement for the offer and sale of the Innovo Purchase Shares, to use its best efforts to file such registration statement by August 31, 1996, and to use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission as soon thereafter as is practicable.

In connection with the filing of any such registration statement, Innovo and the Sellers hereby agree that:

                  i. the Sellers understand and acknowledge that the Company shall be permitted to include the offering and sale of other shares or units of its securities

Property Acquisition Agreement                                           Page 9
                  in such registration statement, either for its own account, the account of other selling stockholders, or both;

                  ii. the Company will use its best efforts to maintain the effectiveness of such registration statement for up to nine months following the effectiveness thereof, and from time to time will amend or supplement such registration statement during such nine month period to the extent necessary to comply with the Securities Act;

                  iii. as and when the Company files a registration statement with respect to the offer and sale of any of the Innovo Purchase Shares under the Securities Act, the Sellers and the Company will execute an agreement to indemnify one another, and will agree to contribute to the aggregate losses, claims, damages and liabilities to which they may become subject, on terms and conditions standard in the industry and negotiated by them in good faith, including, without limitation, standard limitations on the indemnification of selling stockholders in a secondary offering;

                  iv. whenever the Company is registering the offer and sale of the Sellers' Innovo Purchase Shares, the Sellers agree to provide to the Company, promptly upon its request, such information and materials regarding the Sellers as Innovo shall reasonably request in order to effect the registration of the offer and sale of the shares;

                  v. Innovo shall bear all  reasonable  costs and expenses to be incurred in connection with such registration statement, including printing costs, the fees of the registrant's counsel and accountants, and SEC and NASD filing fees; however, Innovo shall not be responsible for the fees and expenses of any counsel engaged by any of the Sellers, or any underwriter engaged by the Sellers, and shall not be responsible for the underwriters', brokers' or dealers' commissions, fees, expenses, discounts or other compensation attributable to the offer or sale of any of the shares.

         G. Limited Increase in Guaranteed Amounts. So long as the Sellers remain guarantors of amounts owed pursuant to any of the following notes or mortgages, Thimble Square agrees not to permit the amounts owed under such indebtedness to exceed the aggregate of $560,000: (1) PSB Lien, (2) SBA Lien,
(3) notes to First Bank of Coastal Georgia and (4) note to Peoples State Bank. Sellers shall be under no obligation to renew such guarantees upon expiration or maturity.

4.       Indemnification.
         ----------------

         A. The Sellers agrees to indemnify the Company, and its agents and affiliates, and hold the Company, and its agents and affiliates, harmless from and against any and all losses, damages, liabilities, costs and expenses which it or any of them may sustain or incur in connection with: (i) any misrepresentation or inaccuracy contained in any representation, warranty or covenant made

Property Acquisition Agreement                                         Page 10
by the Sellers herein, or (ii) any distribution, sale or transfer of any of the Innovo Purchase Shares by the Sellers in violation of any provision, rule or regulation of the Securities Act, the Securities Exchange Act of 1934, or any other applicable federal or state securities law.

         B. The Company agrees to indemnify the Sellers and its agents and affiliates and hold the Purchaser and its agents and affiliates harmless from and against any and all losses, damages, liabilities, costs and expenses which it or any of them may sustain or incur in connection with the breach by the Company of any representation, warranty or covenant made by the Company herein.

5. Arbitration. The undersigned represents, warrants, covenants and agrees that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former securityholder, whether against the Company or Thimble Square or in the name of the Company or Thimble Square (and arising out of or relating to any acts or omissions of the Company or Thimble Square or any placement agent), or any shareholders, officers, directors, agents, affiliates, associates, employees or controlling persons of the Company or Thimble Square (including without limitation any controversy or claim relating to a purchase or sale of securities of the Company or Thimble Square ) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company or Thimble Square against the Sellers, whether in its capacity as present or former securityholder of the Company in or against any of the Sellers, the Sellers's officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Section 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Section 5 and the arbitrators, in rendering their decision, shall follow the substantive laws of the State of Georgia. This Section 5 apply, without limitation, to actions arising in connection with the offer and sale of the Securities contemplated by this Agreement under any Federal or State securities laws. The arbitration of any dispute pursuant to this Section 5 shall be held in Atlanta, Georgia.

         Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Section 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

         This Section 5 is intended to benefit the shareholders, agents, affiliates, associates, employees and controlling persons of the Company and Thimble Square, each of whom shall be deemed to be a third party beneficiary of this Section 5, and each of whom may enforce this Section 5 to the full extent that the Company or Thimble Square could do so if a controversy or claim were brought against it.


Property Acquisition Agreement                                          Page 11

6. Conditions to the Obligation of Innovo Group. The Sellers each understand that the obligations of the Company and Thimble Square hereunder are conditioned upon the prior execution and closing of the Merger Agreement by and among the Company, Thimble Square and the Stockholders of Thimble Square (the "Merger Agreement").

7. Termination. This Agreement may be terminated and abandoned at any time prior to Closing:

         A.       by the mutual consent of the Company and the Sellers;

         B.       by  any  party  upon   termination  of  the  Merger  Agreement
according to its terms; or

         C. by either the Company or the Sellers in the event any court of competent jurisdiction in the United States or any other Federal, state or local government body shall have issued an order, decree, or ruling, or shall have taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable.

8.       Miscellaneous.
         --------------

         A. Modification; Complete Agreement. This Agreement (i) may only be modified by a written instrument executed by the Company and the Sellers, (ii) sets forth the entire agreement of the Company and the Sellers with respect to the subject matter hereof; and (iii) shall inure to the benefit of, and be binding upon the Company and the Sellers and their respective heirs, legal representatives and successors.

         B. Waiver. Any of the terms and conditions of this Agreement which may be lawfully waived may be waived in writing at any time by the Party that is entitled to the benefit thereof. Any waiver of any provision of this Agreement shall be binding only is set forth in an instrument in writing signed on behalf of such Party. No failure to enforce any provision of this Agreement shall be deemed to or shall constitute a waiver of such provision of this Agreement, and no waiver of a provision shall be deemed or constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver.

         C. Governing Law. This Agreement shall be governed by the laws of the State of Georgia applicable to contracts made and to be wholly performed therein.

         D. Fees and Expenses. Each Party shall bear their own respective expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement; provided, however, that Thimble Square shall bear the reasonable expenses of the Sellers with respect to their retention of Stuart Sutta and Company.


Property Acquisition Agreement                                           Page 12

         E. Transfers and Assignments. Neither this Agreement nor any of the rights of hereunder may be transferred or assigned.

         F. Gender. Unless the context otherwise requires, all personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

         G. Headings. The headings contained in this Agreement are for reference only and shall not affect in any way the meaning of interpretation of this Agreement.

         H. Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

         I. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by express mail or such other similar service (i.e., Federal Express), or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

         if to the Company:             Innovo Group Inc.
                                        27 North Main Street
                                        Springfield, Tennessee 37172
                                        Attn: Patricia Anderson-Lasko, President


Property Acquisition Agreement                                          Page 13
         with a copy to:                     Holland & Knight
                                             Two Midtown Plaza, Fifteenth Floor
                                             1360 Peachtree Street, N.E.
                                             Atlanta, Georgia, 30309
                                             Attn:  Jerry L. Sims, Esq.

         if to the Sellers:                  Lee Schwartz
                                             206 Early Street
                                             Savannah, Georgia 31405

                                             Philip Schwartz
                                             23362 Water Circle
                                             Boca Raton, Florida 33486

or to such other address as a Party shall have designated to the other by like notice.

         J. Consultation With Counsel. EACH OF THE COMPANY AND THE SELLERS HAS READ THIS AGREEMENT, HAVE, TO THE EXTENT THEY BELIEVE NECESSARY, HAD THIS AGREEMENT REVIEWED BY COUNSEL, AND HAVE HAD THE TERMS AND CONSEQUENCES OF THIS AGREEMENT EXPLAINED TO THEM BY COUNSEL OR ANOTHER FINANCIAL ADVISOR.

         IN WITNESS WHEREOF, the Company and the Sellers have executed this Property Acquisition Agreement on the date first written above.

                                           Innovo Group Inc.


                                           By:/s/ Patricia Anderson-Lasko
                                              ------------------------------
                                              Patricia Anderson-Lasko
                                              President


                                           TS Acquisition, Inc.


                                           By:/s/ Patricia Anderson-Lasko
                                              ------------------------------
                                              Patricia Anderson-Lasko
                                              President


Property Acquisition Agreement                                          Page 14

                                                   Sellers:



                                                   /s/ Philip Schwartz
                                                   -----------------------------
                                                   Philip Schwartz, Individually




                                                  /s/ Lee Schwartz
                                                  ------------------------------
                                                  Lee Schwartz, Individually














Property Acquisition Agreement                                         Page 15